UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2016

Citi Trends, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51315	52-2150697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

104 Coleman Boulevard, Savannah, Georgia	31408
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (912) 236-1561

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre- commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 17, 2016, Citi Trends, Inc. (the “Company”) issued a press release reporting its financial results for its second quarter ended July 30, 2016 (the “Earnings Release”). A copy of the Earnings Release is attached to this Current Report on Form 8-K (“Current Report”) as Exhibit 99.1, the contents of which are incorporated herein solely for purposes of this Item 2.02 disclosure.

The information in this Item 2.02, including the Earnings Release attached to this Current Report, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Item 2.02, including the Earnings Release, shall not be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Also, on August 16, 2016, the Board of Directors of the Company increased the size of the Board of Directors to seven members and elected Barbara Levy to fill the newly created position and serve as a Class II director.  Ms. Levy previously served in senior merchandising positions with Macy’s, Inc. and Ross Stores, Inc. and as a consultant with ideeli, Inc.

Ms. Levy is an independent director, as defined in the NASDAQ listing standards and in accordance with the applicable rules of the Securities and Exchange Commission (the “SEC”), and will serve on the audit, compensation and nominating and corporate governance committees of the Board of Directors.  Ms. Levy will receive the same compensation as the other non-management directors receive, as described in the Company’s definitive proxy statement filed with the SEC on April 19, 2016.

Ms. Levy was granted an award of 1,957 shares of restricted stock under the Company’s 2012 Incentive Plan.  The restricted stock vests in full on the first anniversary of the grant date, subject to earlier vesting upon a change in control of the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Earnings Release dated August 17, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITI TRENDS, INC.

Date: August 17, 2016
	By:	/s/ Bruce D. Smith
	Name:	Bruce D. Smith
	Title:	Chief Operating Officer and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Earnings Release dated August 17, 2016